Exhibit 10.2

EXTENSION AGREEMENT

dated as of February 27, 2013

among

ZIPCAR VEHICLE FINANCING LLC,

ZIPCAR, INC.,

as Administrator, Servicer and Lessee

ATLANTIC ASSET SECURITIZATION LLC,

as Conduit Investor

and

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Administrative Agent, Funding Agent and Committed Note Purchaser

EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT (this “Agreement”), dated as of February 27, 2013, is entered into among ZIPCAR VEHICLE FINANCING LLC, a Delaware limited liability company (“ZVF”), ZIPCAR, INC., a Delaware corporation (“Zipcar”), ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor, and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, a Funding Agent and a Committed Note Purchaser.

RECITALS:

A. ZVF, Zipcar, the Conduit Investors, the Committed Note Purchasers, the Funding Agents and the Administrative Agent have previously entered into that certain Amended and Restated Series 2010-1 Note Purchase Agreement, dated as of May 11, 2011 (as extended pursuant to that certain Extension Agreement, dated as of May 9, 2012, among the parties hereto, and as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Note Purchase Agreement”);

B. ZVF, as issuer, and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”) and as Securities Intermediary, have previously entered into that certain Amended and Restated Base Indenture, dated as of May 11, 2011 (as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), as supplemented by that certain Second Amended and Restated Series 2010-1 Supplement (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2010-1 Supplement”) to the Base Indenture, pursuant to which ZVF issued a Series 2010-1 Variable Funding Car Sharing Asset Backed Note to the Funding Agent for the benefit of the Conduit Investor and the Committed Note Purchaser (the “Initial Series 2010-1 Notes” and together with any Additional Series 2010-1 Notes, the “Series 2010-1 Notes”);

C. Contemporaneously with the execution and delivery of this Agreement, ZVF and the Trustee have entered into the Supplemental Indenture No. 1 to the Series 2010-1 Supplement, of even date herewith.

D. The undersigned desire to extend the Series 2010-1 Commitment Termination Date from May 8, 2013 to December 31, 2013.

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NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement in accordance with Section 1.01 thereof.

2. Extension. Pursuant to definition thereof, the Series 2010-1 Commitment Termination Date is hereby extended to December 31, 2013.

3. Condition to Effectiveness. The extension of the Series 2010-1 Commitment Termination Date pursuant to paragraph 2 above shall be subject to the receipt by Credit Agricole Corporate And Investment Bank of the Extension Fee as defined and set forth in the fee letter of even date herewith.

4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC

By:	/s/ Edward G. Goldfinger
	Name:	Edward G. Goldfinger
	Title:	Treasurer

ZIPCAR, INC., as Administrator, Servicer and Lessee

By:	/s/ Edward G. Goldfinger
	Name:	Edward G. Goldfinger
	Title:	Chief Financial Officer

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, Funding Agent and Committed Note Purchaser

By:
Name:
Title:

By:
Name:
Title:

[Extension Agreement (Series 2010-1)]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC

By:
Name:
Title:

ZIPCAR, INC., as Administrator, Servicer and Lessee

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, Funding Agent and Committed Note Purchaser

By:	/s/ SAM PILCER
	Name:	SAM PILCER
	Title:	MANAGING DIRECTOR

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

[Extension Agreement (Series 2010-1)]

ATLANTIC ASSET SECURITIZATION LLC, as Conduit Purchaser

By:	/s/ SAM PILCER
	Name:	SAM PILCER
	Title:	MANAGING DIRECTOR

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

[Extension Agreement (Series 2010-1)]